SEMI
ANNUAL

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GLASSES/NEWSPAPER PHOTO ART

                                                           FEBRUARY 28, 2003

REPORT

FRANKLIN UNIVERSAL TRUST

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FRANKLIN TEMPLETON LOGO ART

FRANKLIN(R)TEMPLETON(R)INVESTMENTS

[BEGIN SIDEBAR]

         THANK YOU FOR INVESTING WITH
     FRANKLIN TEMPLETON. WE ENCOURAGE
OUR INVESTORS TO MAINTAIN A LONG-TERM
    PERSPECTIVE AND REMEMBER THAT ALL
      SECURITIES MARKETS MOVE BOTH UP
   AND DOWN, AS DO FUND SHARE PRICES.
      WE APPRECIATE YOUR PAST SUPPORT
     AND LOOK FORWARD TO SERVING YOUR
 INVESTMENT NEEDS IN THE YEARS AHEAD.

[END SIDEBAR]


[GRAPHIC OMITTED]
Christopher J. Molumphy, PIC

Christopher J. Molumphy, CFA
Senior Portfolio Manager
Franklin Universal Trust

[GRAPHIC OMITTED]
Glenn I. Voyles PIC

Glenn I. Voyles, CFA
Portfolio Manager
Franklin Universal Trust

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR TRUST'S GOAL: FRANKLIN UNIVERSAL TRUST SEEKS TO PROVIDE HIGH, CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Universal Trust covers the period ended February 28, 2003. The six months under review saw subdued economic recovery, as high energy prices and the overhang of a potential war in Iraq served to partially mitigate the positive impact of low interest rates, increased defense spending, a weaker dollar and rapid money supply growth. Historically low mortgage rates prompted record levels of refinancing, enabling many homeowners to take cash out of their homes and helping consumer spending remain a key support of the economy. In stark contrast to individual consumers, most businesses were reluctant to undertake spending projects. Many companies opted to repair stretched balance sheets rather than invest in growth opportunities. Despite the headwinds, the economy continued to rebound from recessionary levels.

Within this uneven economic environment, we sought to find attractive investment opportunities. At the beginning of the reporting period, utility stocks suffered severe weakness due to challenging industry fundamentals. Since the Trust had been underweighted in utility stocks, we increased its exposure to a more neutral weighting, as we found valuations

[BEGIN SIDEBAR]

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  8

Dividend Reinvestment
and Cash Purchase Plan ..... 10

Financial Highlights &
Statement of Investments ... 14

Financial Statements ....... 20

Notes to
Financial Statements ....... 24

[END SIDEBAR]


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments (SOI). The SOI begins on page 15.

[BEGIN SIDEBAR]

PORTFOLIO BREAKDOWN
Based on Total Market Value
2/28/03

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE BONDS .............. 65.8%
UTILITIES STOCKS ............. 23.4%
FORIEGN GOVERNMENT U.S.
 DOLLAR-DENOMINATED BONDS ....  4.7%
MISC.EQUITIES & PREFERRED
 STOCKS ......................  4.3%
NATURAL RESOURCES EQUITIES
 & PREFERRED STOCKS ..........  0.6%
CONVERTABLE BONDS ............  0.5%
FORIEGN GOVERNMENT AGENCIES ..  0.3%
CASH & EQUIVALENTS ...........  0.4%

[END SIDEBAR]

extremely attractive on a historical basis. We focused on utilities with large regulated businesses and a history of healthy dividend payments. Although utilities' near-term outlook remains challenging, at recent prices utility stocks should perform well over the long term, in our view. We were also actively involved in the high yield sector. When financial markets rallied from early-October lows, many of the Trust's more aggressive high yield investments performed extremely well. We sold a number of these bonds, including certain cable and wireless communications positions, during the market's strength and redeployed the proceeds into a variety of new investments. In general, market volatility created several situations where we were able to purchase bonds with strong credit profiles at prices we found attractive.

For the six months ended February 28, 2003, Franklin Universal Trust's cumulative total return was +1.19% based on the change in net asset value and -12.33% based on the change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 8. The returns comprised strong results from the portfolio's high yield positions, which were offset by continued utility stock weakness.

INDUSTRY DISCUSSIONS

ENERGY

The energy industry continued to enjoy strong business fundamentals as low crude oil and natural gas inventories, cold winter weather and supply disruptions due to the Venezuelan strike forced prices significantly higher. While the higher prices can also be partially attributed to the "war premium" related to fear of conflict with Iraq, we believe the industry's outlook will remain attractive following a resolution. Based on our favorable outlook, we identified several unique investment opportunities during the reporting period. We focused on the energy services sector, where we found valuations more attractive. Notable pur-chases included El Paso Energy Partners, Grant Prideco and Vintage Petroleum. El Paso Energy Partners should benefit from strong fundamentals for natural gas, since the company's pipeline fees are a function of natural gas prices. We anticipate increased demand for Grant Prideco's drill pipes as higher oil and natural gas prices prompt drilling activity to recover from depressed 2002 levels. Exploration and production company Vintage Petroleum offers a combination of solid domestic operations and upside potential from its Argentine operations.

HOMEBUILDING

During the period, the homebuilding industry remained strong as 2002 housing starts reached record levels. Historically low mortgage rates combined with healthy income growth to keep housing more affordable. In many parts of the country, monthly mortgage payments are no more than rent payments on apartments. Housing demand also benefited from favorable demographics and population growth. Forward indicators remain positive, with elevated levels of building permits and rising affordability indexes. Public homebuilders, which represent a small but growing percentage of the overall market, have a competitive advantage due to their better access to land and low capital cost. We sought to take advantage of the industry's favorable outlook by initiating a position in D.R. Horton, a diversified national homebuilder with a proven track record.

INDUSTRIALS

Industrials represent a diverse mix of businesses, ranging from construction equipment to business services. Overall, the industrial sector bounced along the economy's cycle trough, with orders and shipments flat. We prefer investing in business niches that expose our shareholders to less commodity risk and are relatively immune to foreign competition. With this in mind, we initiated positions in Cummins, Rexnord and Legrand during the six

[BEGIN SIDEBAR]
TOP 10 HOLDINGS
Based On Total Market Value
2/28/03 vs. 8/31/02

2/28/03
----------------------------

Southern Co.                2.6%

FPL Group Inc.              2.1%

Dominion Resources Inc.     2.0%

United Mexican States       2.0%

Universal Compression Inc.  2.0%

Republic of Bulgaria        2.0%

Yell Finance BV             1.8%

EchoStar DBS Corp.          1.8%
(formerly EchoStar
Broadband Corp.)

El Paso Energy Partners     1.7%

Sinclair Capital            1.7%

8/31/02
----------------------------

Riverwood International     2.8%

EchoStar Broadband Corp.    2.5%

FPL Group Inc.              2.5%

Anchor Glass                2.4%

DTE Energy Co.              2.3%

Sinclair Capital            2.3%

Station Casinos Inc.        2.3%

Host Marriott LP            2.2%

Nortek Inc.                 2.2%

Southern Co.                2.2%

[END SIDEBAR]
months under review. Cummins is one of the largest independent diesel engine manufacturers. Truck manufacturers that use these engines tend to lead the business cycle. Such companies were one of the first groups to be negatively impacted at the recession's early stages, and we expect they should be among the first to benefit from an improving economy. Rexnord occupies an attractive niche as a producer of bottling and conveyer belt equipment. This equipment suffers a high degree of wear and tear, giving Rexnord high replacement rates for its products. Legrand is one of the largest international manufacturers of low-voltage electrical applications products. With strong profit margins and modest capital requirements, Legrand was able to generate consistently strong cash flow.

AUTOMOTIVE

The automotive industry posted strong results in 2002, surprising many industry analysts with its resiliency in the face of a challenging economy. Several factors enabled the industry to perform so well. Aggressive incentives such as zero percent financing helped maintain demand despite general economic headwinds. Solid income growth and favorable demographics also contributed to robust new car sales. Combined with low interest rates, these factors should support, in our opinion, healthy sales levels going forward. In particular, we are optimistic that Ford's recent internal restructuring actions will result in improved credit measures. With this in mind, we took the opportunity to initiate a Ford convertible preferred stock position when its price weakened during the period. We also initiated a position in TRW Automotive, one of the automotive industry's largest global suppliers of vehicle parts. TRW Automotive should benefit from increased demand for safety features and technological advances in vehicle braking systems.

UTILITIES

Electric utilities exhibited significant share price volatility during the six months under review, a trend begun in early 2002. The fluctuations have been largely driven by concerns over the sector's credit fundamentals, as utilities have generally increased their debt over the past several years by spending on opportunities in unregulated businesses such as energy trading and merchant power plants. Although high spending levels have strained balance sheets, investments made outside the regulated franchises have failed to produce meaningful returns thus far. We expect continued volatility for this sector as companies focus on strengthening their balance sheets through reduced capital spending and equity issuances. The current, low interest rate environment seems ideal for those utility companies that maintained their financial discipline. We focused on companies with strong balance sheets and a high percentage of overall earnings coming from regulated operations, such as Ameren Corp., Southern Co. and Energy East. We sought to find companies that are substantially improving their cash flow positions in an effort to strengthen their balance sheets, such as Pinnacle West Capital. Although utilities' overall credit fundamentals remained relatively weak during this challenging period, we think the sector is making strides at improving its financial situation and valuation opportunities have arisen on several occasions, enabling us to increase the Trust's exposure.

WHAT'S AHEAD

The overhang of a potential war in Iraq continues to place pressure on financial markets and the economy. Higher energy costs are a serious issue, as they act as a tax on consumers and businesses. Despite many negative undercurrents facing the economy, we remain cautiously optimistic. Historically low interest rates and

[BEGIN SIDEBAR]

WHAT IS A MERCHANT POWER PLANT?

A MERCHANT POWER PLANT PRODUCES POWER AS A COMMODITY, SO ITS INCOME STREAM DEPENDS ON THE MARKET PRICE. IN CONTRAST, TRADITIONAL POWER PLANTS GENERALLY RELY ON PREDETERMINED RATES OF RETURN, USUALLY SET BY A REGULATORY BODY, TO GENERATE INCOME.

[END SIDEBAR]
strong money growth offer a record amount of economic stimulus. Proposed tax cuts could further support consumer spending. When the Iraq situation is resolved, we believe the economy should be able to return to higher growth rates. However, it is important to note that the Trust is not positioned with rapid economic growth in mind. In fact, a slow growth environment may be preferable, as it could keep companies focused on paying down debt and improving balance sheets -- factors that generally lead to strong performance for high yield bonds. Default rates reached peak levels in 2002 and many major indicators forecast the declining default trend to continue in the remainder of 2003. High yield bond valuations were attractive on a historical basis as measured by the Credit Suisse First Boston (CSFB) High Yield Index.(1) Utility stocks also demonstrated attractive yields during the six-month period, yielding as much as 140% of the 30-year Treasury, compared with their 90% historical average.(2)

1. The CSFB High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market and includes reinvested interest.
2. Source: Standard & Poor's Micropal. The S&P Utilities Index is a market capitalization-weighted index that includes utility stocks in the Standard & Poor's 500 Composite Index. The index includes reinvested dividends. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

Overall, based on attractive valuations and expectations of a gradually improving economy in 2003, we hold a favorable outlook for the Trust.

Sincerely,

/S/ SIGNATURE Christopher J. Molumphy

Christopher J. Molumphy, CFA
Senior Portfolio Manager

/S/ SIGNATURE Glenn I. Voyles

Glenn I. Voyles, CFA
Portfolio Manager

Franklin Universal Trust

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE TRUST'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE TRUST'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE TRUST'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN.

PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         2/28/03   8/31/02
---------------------------------------------------------------
Net Asset Value                -$0.25          $4.88     $5.13
Market Price (NYSE)            -$1.12          $5.25     $6.37
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                $0.315

PERFORMANCE

                                     6-MONTH   1-YEAR    5-YEAR     10-YEAR
---------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value   +1.19%  -17.82%   -19.62%    +46.66%
  Based on change in market price     -12.33%  -28.31%   -10.93%    +66.98%

Average Annual Total Return(1)
  Based on change in net asset value   +1.19%  -17.82%    -4.27%     +3.90%
  Based on change in market price     -12.33%  -28.31%    -2.29%     +5.26%

Distribution Rate(2)                   10.51%


[BEGIN SIDEBAR]

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Distribution rate is based on an annualization of the Trust's 4.6 cent per share February dividend and the NYSE closing price of $5.25 on 2/28/03.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

[END SIDEBAR]

For more current performance, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

PORTFOLIO OPERATIONS

CHRISTOPHER J. MOLUMPHY

SENIOR PORTFOLIO MANAGER
FRANKLIN ADVISERS, INC.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc., since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Universal Trust since 1991.


GLENN I. VOYLES

PORTFOLIO MANAGER
FRANKLIN ADVISERS, INC.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution payable either in cash or in stock of the Trust and the market price of shares on the valuation date equals or exceeds the net asset value, the Trust will issue new shares to you at the higher of net asset value or 95% of the then current market price. If the market price is lower than net asset value and if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Trust will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Trust issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN UNIVERSAL TRUST
FINANCIAL HIGHLIGHTS

                                                   SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                                  FEBRUARY 28, 2003  --------------------------------------------------
                                                     (UNAUDITED)      2002      2001       2000      1999      1998
                                                    -------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .............    $   5.13    $   7.32  $   8.21   $   8.91  $   9.28  $  10.20
                                                    -------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ...................         .24         .65d      .73        .81       .82       .85
 Net realized and unrealized gains (losses) ......        (.17)      (2.05)d    (.82)      (.65)     (.35)     (.63)
                                                    -------------------------------------------------------------------
Total from investment operations .................         .08       (1.40)     (.09)       .16       .47       .22
                                                    -------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................        (.32)       (.79)     (.80)      (.80)     (.84)     (.80)
 Net realized gains ..............................          --          --        --       (.06)       --      (.34)
                                                    -------------------------------------------------------------------
Total distributions ..............................        (.32)       (.79)     (.80)      (.86)     (.84)    (1.14)
                                                    -------------------------------------------------------------------
Net asset value, end of period ...................    $   4.88    $   5.13  $   7.32   $   8.21  $   8.91  $   9.28
                                                    ===================================================================
Market value, end of periodb .....................    $  5.250    $  6.370  $  8.240   $  7.688  $  8.688  $  9.250
                                                    ===================================================================
Total return (based on market value per share) ...    (12.33)%    (13.68)%    19.01%     (.40)%     2.95%     9.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $136,188    $141,619  $198,598   $220,742  $239,537  $248,419
Ratios to average net assets:
 Expenses ........................................       3.76%(c)    4.05%     3.29%      3.15%     2.92%     2.63%
 Net investment income (loss) ....................       9.95%(c)   10.04%(d)  9.38%      9.92%     8.86%     8.29%
Portfolio turnover rate ..........................      31.90%      17.38%    31.60%     29.59%    31.62%    36.66%
Total debt outstanding at end of period (000's) ..    $ 52,000    $ 60,000  $ 75,000   $ 75,000  $ 75,000  $ 75,000
Asset coverage per $1,000 of debt ................    $  3,619    $  3,360  $  3,648   $  3,948  $  4,194  $  4,312
Average amount of Note per share during the period       $1.88       $2.65     $2.76      $2.79     $2.79     $2.80

aBased on average shares outstanding effective year ended August 31, 1999.
bBased on the last sale on the New York Stock Exchange.
cAnnualized
dEffective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and
 began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share .......................   $ (.012)
 Net realized and unrealized gains (losses) per share ..      .012
 Ratio of net investment income to average net assets ..      (.19)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                       See notes to financial statements.
14

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)


                                                                                  SHARES/
                                                                      COUNTRY    WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 33.9%
   COMMUNICATIONS 1.4%
   BellSouth Corp. ...............................................  United States   76,000     $ 1,646,920
a  Call-Net Enterprises Inc., B ..................................     Canada       41,958          46,154
a  Loral Orion Network Systems Ltd., wts., 1/15/07 ...............  United States    5,000              50
a  McLeodUSA Inc., wts., 4/16/07 .................................  United States   22,526           4,955
a  Metrocall Holdings Inc. .......................................  United States    3,508           7,016
a,cPoland Telecom Finance, wts., 144A, 12/01/07 ..................     Poland        3,000              --
   Vodafone Group PLC, ADR ....................................... United Kingdom   10,400         188,240
                                                                                               -----------
                                                                                                 1,893,335
                                                                                               -----------
   CONSUMER NON-DURABLES .6%
   R.J. Reynolds Tobacco Holdings Inc. ...........................  United States   18,000         718,380
                                                                                               -----------
   CONSUMER SERVICES
a  Prandium Inc. .................................................  United States   96,659          18,365
                                                                                               -----------
   ELECTRONIC TECHNOLOGY
a  Loral Space & Communications Ltd., wts., 12/27/06 .............  United States   21,638           1,082
                                                                                               -----------
   ENERGY MINERALS .1%
   Devon Energy Corp. ............................................  United States    3,285         158,337
a  McMoRan Exploration Co. .......................................  United States    1,800          10,584
                                                                                               -----------
                                                                                                   168,921
                                                                                               -----------
   NON-ENERGY MINERALS .7%
   AngloGold Ltd., ADR ...........................................  South Africa    30,446         990,104
                                                                                               -----------
   PRODUCER MANUFACTURING .2%
a  Harvard Industries Inc. .......................................  United States  109,618             548
a  SHC Inc. ......................................................  United States   38,937              --
a  VS Holdings ...................................................  United States  181,875         272,813
                                                                                               -----------
                                                                                                   273,361
                                                                                               -----------
   RETAIL TRADE
a  Stage Stores, Inc. ............................................  United States    1,100          20,658
                                                                                               -----------
   TECHNOLOGY SERVICES .5%
a  Anacomp Inc., A ...............................................  United States   40,300         664,950
                                                                                               -----------
   UTILITIES 30.4%
   Ameren Corp. ..................................................  United States   40,000       1,559,600
   American Electric Power Co. Inc. ..............................  United States   30,000         653,400
a  Aquila Inc. ...................................................  United States  130,203         187,492
   Atmos Energy Corp. ............................................  United States   85,000       1,808,800
   Centerpoint Energy Inc. .......................................  United States   96,200         447,330
   Cinergy Corp. .................................................  United States   55,000       1,772,650
a  CMS Energy Corp. ..............................................  United States  112,000         504,000
   Dominion Resources Inc. .......................................  United States   70,000       3,773,000
   DTE Energy Co. ................................................  United States   50,000       2,072,000
   Duke Energy Corp. .............................................  United States  105,100       1,419,901
   Energy East Corp. .............................................  United States   42,000         790,440
   Entergy Corp. .................................................  United States   28,000       1,275,400

FRANKLIN UNIVERSAL TRUST


                                                                                  SHARES/
                                                                      COUNTRY    WARRANTS          VALUE
----------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  UTILITIES (CONT.)
  Exelon Corp. ................................................... United States      52,000   $ 2,555,800
  FirstEnergy Corp. .............................................. United States      75,000     2,212,500
  FPL Group Inc. ................................................. United States      70,000     3,920,700
  Nicor Inc. ..................................................... United States      63,000     1,895,670
  NiSource Inc. .................................................. United States      36,000       609,840
  ONEOK Inc. ..................................................... United States      22,600       389,398
  Pepco Holdings Inc. ............................................ United States      68,000     1,220,600
  Pinnacle West Capital Corp. .................................... United States      76,000     2,321,040
  Progress Energy Inc. ........................................... United States      70,000     2,723,000
  Questar Corp. .................................................. United States      65,000     1,812,200
  Southern Co. ................................................... United States     170,000     4,795,700
  TXU Corp. ...................................................... United States      39,600       632,412
                                                                                               -----------
                                                                                                41,352,873
                                                                                               -----------
  TOTAL COMMON STOCKS AND WARRANTS (COST $56,287,998) ............                              46,102,029
                                                                                               -----------
  PREFERRED STOCKS 2.4%
  COMMUNICATIONS
a Metrocall Holdings Inc., 15.00%, pfd., A ....................... United States       3,024         6,502
                                                                                               -----------
  CONSUMER SERVICES 2.4%
  Sinclair Capital, 11.625%, pfd. ................................ United States      30,000     3,187,500
                                                                                               -----------
  PROCESS INDUSTRIES
a Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 ....................   Indonesia     4,000,000        50,000
                                                                                               -----------
  TOTAL PREFERRED STOCKS (COST $7,006,502) .......................                               3,244,002
                                                                                               -----------
  CONVERTIBLE PREFERRED STOCKS 2.2%
  COMMUNICATIONS
a McLeodUSA Inc., 2.50%, cvt. pfd. ............................... United States      10,166        34,564
                                                                                               -----------
  CONSUMER DURABLES 1.2%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .............. United States      40,800     1,636,896
                                                                                               -----------
  REAL ESTATE INVESTMENT TRUSTS 1.0%
  Archstone-Smith Trust, cvt. pfd. ............................... United States      45,000     1,361,250
                                                                                               -----------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,870,645) ...........                               3,032,710
                                                                                               -----------

                                                                                 PRINCIPAL
                                                                                 AMOUNT(e)
                                                                                -----------
  BONDS 95.8%
  COMMERCIAL SERVICES .1%
b Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11 ........ United States  $5,000,000       175,000
                                                                                               -----------
  COMMUNICATIONS 9.0%
  American Cellular Corp., senior sub. note, 9.50%, 10/15/09 ..... United States   3,600,000       702,000
  Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08  United States   2,000,000     1,770,000
  Millicom International Cellular SA, senior note, 13.50%, 6/01/06   Luxembourg    4,000,000     2,560,000
  Nextel Communications Inc., senior disc. note, 9.95%, 2/15/08 .. United States   3,000,000     3,067,500

FRANKLIN UNIVERSAL TRUST

                                                                                             PRINCIPAL
                                                                              COUNTRY        AMOUNT(e)         VALUE
-----------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   COMMUNICATIONS (CONT.)
b  Poland Telecom Finance, B, 14.00%, 12/01/07 ...........................     Poland        $3,000,000     $    31,200
   Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 ....................  United States     2,300,000       1,937,750
   VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
    11.875% thereafter, 11/15/09 .........................................  United States     2,289,000       2,117,325
b  Nextlink Communications Inc., senior note, 9.625%, 10/01/07 ...........  United States     2,000,000          12,500
b  Nextlink Communications Inc., senior note, 9.00%, 3/15/08 .............  United States     2,000,000          12,500
                                                                                                            -----------
                                                                                                             12,210,775
                                                                                                            -----------
   CONSUMER DURABLES 2.4%
   D.R. Horton Inc., senior note, 8.50%, 4/15/12 .........................  United States     3,000,000       3,165,000
   Spalding Inc., 144A, PIK, 9.50%, 5/01/08 ..............................  United States       918,410          91,841
                                                                                                            -----------
                                                                                                              3,256,841
                                                                                                            -----------
   CONSUMER NON-DURABLES 1.2%
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 .....  United States     3,500,000       1,627,500
                                                                                                            -----------
   CONSUMER SERVICES 28.5%
   Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09 .................  United States     1,900,000       2,087,625
b,cAtherton Franchise Capital, LP, 13.073%, 12/01/08 .....................  United States       765,361         470,697
   CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 ................     Canada         2,100,000       2,294,250
b  Century Communications Corp., senior disc. note, B, zero cpn., 01/15/08  United States     5,000,000         900,000
   Chancellor Media Corp., senior note, 8.00%, 11/01/08 ..................  United States     1,000,000       1,120,000
   Charter Communications Holdings LLC, senior disc. note, zero cpn.
    to 4/01/04, 9.92% thereafter, 4/01/11 ................................  United States     4,750,000       2,066,250
   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 .................... United Kingdom     3,000,000       2,250,000
   DIRECTV Holdings/Finance, senior note, 144A, 8.375%, 3/15/13 ..........  United States     2,900,000       3,074,000
   EchoStar DBS Corp., senior note, 10.375%, 10/01/07 ....................  United States     3,000,000       3,277,500
   Hollywood Park, B, 9.25%, 2/15/07 .....................................  United States     3,300,000       2,953,500
   Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 .....  United States     3,000,000       3,150,000
   Host Marriott LP, senior note, 9.50%, 1/15/07 .........................  United States     3,000,000       2,970,000
   LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
     10.00% thereafter, 3/01/08 ..........................................  United States     2,000,000       2,105,000
   Premier Parks Inc., senior disc. note, zero cpn. to 4/01/03,
     10.00% thereafter, 4/01/08 ..........................................  United States     3,000,000       2,865,000
   Station Casinos Inc., senior note, 8.375%, 2/15/08 ....................  United States     3,000,000       3,183,750
b  Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04,
    9.25% thereafter, 4/15/09 ............................................ United Kingdom     1,500,000         247,500
b  Telewest Communications PLC, senior disc. note, zero cpn. to 2/01/05,
    11.375% thereafter, 2/01/10 .......................................... United Kingdom     3,500,000         542,500
   Yell Finance BV, senior note, 10.75%, 8/01/11 ......................... United Kingdom     3,000,000       3,300,000
                                                                                                            -----------
                                                                                                             38,857,572
                                                                                                            -----------
   DISTRIBUTION SERVICES
b  Ameriserve Food Distribution Inc., 8.875%, 10/15/06 ...................  United States     1,000,000             500
b  Ameriserve Food Distribution Inc., 10.125%, 7/15/07 ...................  United States     2,700,000              --
                                                                                                            -----------
                                                                                                                    500
                                                                                                            -----------
   ELECTRONIC TECHNOLOGY 1.2%
   Solectron Corp., senior note, 9.625%, 2/15/09 .........................  United States     1,500,000       1,560,000
                                                                                                            -----------


FRANKLIN UNIVERSAL TRUST


                                                                                             PRINCIPAL
                                                                                COUNTRY      AMOUNT(e)         VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  ENERGY MINERALS 2.2%
  Vintage Petroleum, senior sub. note, 7.875%, 5/15/11 ...................   United States   $3,000,000     $ 2,985,000
                                                                                                            -----------
  GOVERNMENT BONDS 6.7%
  ESCOM, E168, utility deb., 11.00%, 6/01/08 .............................   South Africa     4,350,000 ZAR     544,080
  Federation of Russia, 3.00%, 5/14/06 ...................................      Russia        1,300,000       1,212,250
  Republic of Bulgaria, FRN, 2.1875%, 7/28/11 ............................     Bulgaria       3,840,000       3,636,000
  United Mexican States, 11.375%, 9/15/16 ................................      Mexico        2,750,000       3,753,750
                                                                                                            -----------
                                                                                                              9,146,080
                                                                                                            -----------
  HEALTH SERVICES 2.6%
  Insight Health Services Corp., B, 9.875%, 11/01/11 .....................   United States    2,500,000       2,525,000
b Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ........   United States    4,000,000       1,060,000
                                                                                                            -----------
                                                                                                              3,585,000
                                                                                                            -----------
  INDUSTRIAL SERVICES 9.7%
  Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ..   United States    2,000,000       2,040,000
  El Paso Energy Partners, senior sub. note, 144A, 10.625%, 12/01/12 .....   United States    3,000,000       3,210,000
  Grant Prideco Inc., senior note, 144A, 9.00%, 12/15/09 .................   United States    1,000,000       1,055,000
  Universal Compression Inc., senior disc. note, 9.875%, 2/15/08 .........   United States    3,550,000       3,731,938
  URS Corp., senior sub. note, 12.25%, 5/01/09 ...........................   United States    4,000,000       3,140,000
                                                                                                            -----------
                                                                                                             13,176,938
                                                                                                            -----------
  NON-ENERGY MINERALS 5.3%
  Compass Minerals Group, senior sub. note, 10.00%, 8/15/11 ..............   United States    2,800,000       3,080,000
  Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 ...........   United States      700,000         766,500
  Ormet Corp., senior secured note, 144A, 11.00%, 8/15/08 ................   United States    4,000,000       1,820,000
  Steel Dynamics Inc., 9.50%, 3/15/09 ....................................   United States    1,500,000       1,575,000
                                                                                                            -----------
                                                                                                              7,241,500
                                                                                                            -----------
  PROCESS INDUSTRIES 11.8%
  Applied Extrusion Technologies Inc., senior note, 10.75%, 7/01/11 ......   United States      900,000         607,500
  Avecia Group PLC, senior note, 11.00%, 7/01/09 .........................   United Kingdom   3,000,000       2,415,000
  Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 ....   United States    4,500,000       1,912,500
  Equistar Chemicals, senior note, 10.125%, 9/01/08 ......................   United States      700,000         637,000
  FiberMark Inc., senior note, 10.75%, 4/15/11 ...........................   United States    3,000,000       2,745,000
  Georgia-Pacific Corp., 144A, 9.375%, 2/01/13 ...........................   United States    2,000,000       2,030,000
  Huntsman ICI Chemicals, zero cpn., senior disc. note, 12/31/09 .........   United States    7,500,000       1,762,500
  OM Group Inc., senior sub. note, 9.25%, 12/15/11 .......................   United States      700,000         479,500
b Pindo Deli Finance Mauritius Ltd., 11.75%, 10/01/17 ....................     Indonesia      3,000,000         532,500
  Riverwood International, senior sub. note, 10.875%, 4/01/08 ............   United States    3,000,000       3,000,000
                                                                                                            -----------
                                                                                                             16,121,500
                                                                                                            -----------
  PRODUCER MANUFACTURING 10.5%
  Cummins Inc., senior note, 144A, 9.50%, 12/01/10 .......................   United States      700,000         749,000
  Legrand SA, senior note, 144A, 10.50%, 2/15/13 .........................       France       3,000,000       3,135,000
  The Manitowoc Co. Inc., senior sub. note, 144A, 10.50%, 8/01/12 ........   United States    1,800,000       1,881,000
  NMHG Holding Co., 10.00%, 5/15/09 ......................................   United States    1,800,000       1,881,000

FRANKLIN UNIVERSAL TRUST


                                                                                    PRINCIPAL
                                                                      COUNTRY       AMOUNT(e)         VALUE
-----------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  PRODUCER MANUFACTURING (CONT.)
  Nortek Inc., senior note, B, 9.125%, 9/01/07 ....................  United States  $3,000,000    $  3,082,500
  Rexnord Corp., senior sub. note, 144A, 10.125%, 12/15/12 ........  United States     500,000         523,750
  Tenneco Automotive Inc., senior sub. note, 11.625%, 10/15/09 ....  United States   1,100,000         808,500
  TRW Automotive Inc., senior note, 144A, 9.375%, 2/15/13 .........  United States   1,700,000       1,742,500
  TRW Automotive Inc., senior note, 144A, 11.00%, 2/15/13 .........  United States     500,000         518,125
                                                                                                  ------------
                                                                                                    14,321,375
                                                                                                  ------------
  REAL ESTATE INVESTMENT TRUSTS 1.3%
  Ventas Realty LP/Cap CRP, 9.00%, 5/01/12 ........................  United States   1,700,000       1,810,500
                                                                                                  ------------
  RETAIL TRADE 1.7%
  Rite Aid Corp., 144A, 6.125%, 12/15/08 ..........................  United States   3,000,000       2,265,000
                                                                                                  ------------
  TECHNOLOGY SERVICES .2%
b PSINet Inc., 10.50%, 12/01/06 ...................................  United States     700,000          38,500
b PSINet Inc., 11.00%, 8/01/09 ....................................  United States   3,250,000         178,750
                                                                                                  ------------
                                                                                                       217,250
                                                                                                  ------------
  TRANSPORTATION 1.4%
  Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 United States   1,800,000       1,883,250
                                                                                                  ------------
  TOTAL BONDS (COST $173,110,418) .................................                                130,441,581
                                                                                                  ------------
  CONVERTIBLE BOND (COST $1,036,562) .6%
  Trizec Hahn Corp., cvt., senior deb., 3.00%, 1/29/21 ............     Canada       1,500,000         873,750
                                                                                                  ------------
  TOTAL LONG TERM INVESTMENTS (COST $242,312,125) .................                                183,694,072
                                                                                                  ------------

                                                                                      SHARES
                                                                                    ----------
  SHORT TERM INVESTMENTS (COST $678,535) .5%
d Franklin Institutional Fiduciary Trust Money Market Portfolio ...  United States     678,535         678,535
                                                                                                  ------------
  TOTAL INVESTMENTS (COST $242,990,660) 135.4% ....................                                184,372,607
  OTHER ASSETS, LESS LIABILITIES (35.4)% ..........................                                (48,184,764)
                                                                                                  ------------
  NET ASSETS 100.0% ...............................................                               $136,187,843
                                                                                                  ============
 CURRENCY ABBREVIATION:
 ZAR - South African Rand

aNon-income producing
bSee Note 8 regarding defaulted securities.
cSee Note 9 regarding restricted securities.
dSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
eThe principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ...................................................................  $242,990,660
                                                                            ============
  Value ..................................................................   184,372,607
 Cash ....................................................................       715,341
 Receivables:
  Dividends and interest .................................................     3,177,341
 Note issuance costs (Note 3) ............................................        13,989
                                                                            ------------
      Total assets .......................................................   188,279,278
                                                                            ------------
Liabilities:
 Payables:

  Affiliates .............................................................        87,850
  Note (Note 3) ..........................................................    52,000,000
 Other liabilities .......................................................         3,585
                                                                            ------------
      Total liabilities ..................................................    52,091,435
                                                                            ------------
       Net assets, at value ..............................................  $136,187,843
                                                                            ============
Net assets consist of:
 Undistributed net investment income .....................................  $ (2,866,172)
 Net unrealized appreciation (depreciation) ..............................   (58,617,083)
 Accumulated net realized gain (loss) ....................................   (56,943,871)
 Capital shares ..........................................................   254,614,969
                                                                            ------------
       Net assets, at value ..............................................  $136,187,843
                                                                            ============
Net asset value per share ($136,187,843 / 27,884,362 shares outstanding) .         $4.88
                                                                            ============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)

Investment income:
 Dividends .................................................................   $ 1,433,103
 Interest ..................................................................     7,843,036
                                                                               -----------
      Total investment income ..............................................     9,276,139
                                                                               -----------
Expenses:
 Management fees (Note 4) ..................................................       700,584
 Transfer agent fees .......................................................        34,754
 Custodian fees ............................................................         3,772
 Reports to shareholders ...................................................        13,869
 Professional fees .........................................................        13,858
 Trustees' fees and expenses ...............................................         8,268
 Amortization of note issuance costs (Note 3) ..............................        25,926
 Note prepayment fee (Note 3) ..............................................       313,467
 Other .....................................................................        32,185
                                                                               -----------
      Expenses before interest expense .....................................     1,146,683
      Interest expense (Note 3) ............................................     1,552,320
                                                                               -----------
       Total expenses ......................................................     2,699,003
                                                                               -----------
        Net investment income ..............................................     6,577,136
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:

  Investments ..............................................................   (16,994,986)
  Foreign currency transactions ............................................         2,100
                                                                               -----------
      Net realized gain (loss) .............................................   (16,992,886)
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................................    12,349,548
  Translation of assets and liabilities denominated in foreign currencies ..         1,256
                                                                               -----------
      Net unrealized appreciation (depreciation) ...........................    12,350,804
                                                                               -----------
Net realized and unrealized gain (loss) ....................................    (4,642,082)
                                                                               -----------
Net increase (decrease) in net assets resulting from operations ............   $ 1,935,054
                                                                               ===========

                                                                              21
                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2002


                                                                                            SIX MONTHS              YEAR
                                                                                               ENDED                ENDED
                                                                                         FEBRUARY 28, 2003     AUGUST 31, 2002
                                                                                        --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................     $  6,577,136        $ 17,785,714
  Net realized gain (loss) from investments and foreign currency transactions ........      (16,992,886)        (30,694,923)
  Net unrealized appreciation (depreciation) on investments and translation of assets
  and liabilities denominated in foreign currencies ..................................       12,350,804         (25,828,050)
                                                                                           --------------------------------
      Net increase (decrease) in net assets resulting from operations ................        1,935,054         (38,737,259)
 Distributions to shareholders from net investment income ............................       (8,733,341)        (21,551,095)
 Capital share transactions: (Note 2) ................................................        1,366,682           3,309,340
                                                                                           --------------------------------
      Net increase (decrease) in net assets ..........................................       (5,431,605)        (56,979,014)
Net assets:
 Beginning of period .................................................................      141,619,448         198,598,462
                                                                                           --------------------------------
 End of period .......................................................................     $136,187,843        $141,619,448
                                                                                           ================================
Undistributed net investment income included in net assets:
 End of period .......................................................................     $ (2,866,172)       $   (709,967)
                                                                                           ================================

                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (CONTINUED)

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)

Cash flow from operating activities:
 Dividends and interest received .........................................................  $   8,325,576
 Operating expenses paid .................................................................       (896,840)
 Interest expense paid ...................................................................     (1,552,320)
                                                                                            -------------
  Cash provided - operations .............................................................      5,876,416
                                                                                            =============
Cash flow from investing activities:
 Investment purchases ....................................................................   (183,958,804)
 Investment sales and maturities .........................................................    194,225,519
                                                                                            -------------
  Cash provided - investments ............................................................     10,266,715
                                                                                            =============
Cash flow from financing activities:
 Prepayment of Note ......................................................................     (8,313,467)
 Distributions to shareholders ...........................................................     (7,366,659)
                                                                                            -------------
  Cash used - financing ..................................................................    (15,680,126)
                                                                                            =============
Net change in cash .......................................................................        463,005
Cash at beginning of period ..............................................................        252,336
                                                                                            -------------
Cash at end of period ....................................................................  $     715,341
                                                                                            =============


RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

Net investment income ....................................................................  $   6,577,136
 Amortization income .....................................................................     (1,415,367)
 Amortization of note issuance costs .....................................................         25,926
 Decrease in dividends and interest receivable ...........................................        464,804
 Decrease in other liabilities ...........................................................        (89,550)
 Note prepayment fee .....................................................................        313,467
                                                                                            -------------
Cash provided - operations ...............................................................  $   5,876,416
                                                                                            =============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate note (the Note) and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2003, there were unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                         SIX MONTHS ENDED           YEAR ENDED
                                                         FEBRUARY 28, 2003        AUGUST 31, 2002
                                                       -------------------------------------------
                                                        SHARES     AMOUNT       SHARES     AMOUNT
                                                       -------------------------------------------
Shares issued in reinvestment of distributions ....... 269,754  $1,366,682     465,453  $3,309,340


3. SENIOR FIXED-RATE NOTE

On August 24, 1998, the Fund issued $75 million principal amount of a new class of five-year senior note (the Note). The Note is general unsecured obligation of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Note bears interest, payable semi-annually, at the rate of 5.94% per year, to maturity on August 31, 2003. The Note was issued in a private placement, and is not available for resale; therefore, no market value can be obtained for the Note. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Note of at least 300%. The Fund has met these requirements during the period ended February 28, 2003.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Note.

During the year ended August 31, 2002 and the period ended February 28, 2003, the Fund retired $15,000,000 and $8,000,000 of principal amount of its Note for $15,631,976 and $8,313,467, respectively. During the period ended February 28, 2003, the Fund paid a Note Prepayment fee of $313,467 as required by the Note agreement. The Note prepayment fee is disclosed in the accompanying Statement of Operations.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of the following entities:

        ENTITY                                          AFFILIATION
        ----------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)              Investment manager
        Franklin Templeton Services, LLC (FT Services)  Administrative manager

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Note.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. INCOME TAXES

At February 28, 2003, the net unrealized depreciation based on the cost of investments for income tax purposes of $242,982,601 was as follows:

        Unrealized appreciation .........  $ 13,423,115
        Unrealized depreciation .........   (72,033,109)
                                           ------------
        Net unrealized depreciation .....  $(58,609,994)
                                           ============

At August 31, 2002, the Fund has tax basis capital losses of $13,082,536 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 ...........................  $  5,088,195
         2009 ...........................     1,167,255
         2010 ...........................     6,827,086
                                           ------------
                                           $ 13,082,536
                                           ============

At August 31, 2002, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $26,866,684 and $1,765 respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


5. INCOME TAXES (CONT.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2003 aggregated $63,943,543 and $58,451,225, respectively.

7. SWEEP MONEY FUND

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $19,755 of dividend income from investment in the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 67.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 2003, the Fund held defaulted securities with a value aggregating $4,202,147 representing 3.1% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


9. RESTRICTED SECURITIES

At February 28, 2003, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At February 28, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

  PRINCIPAL                                                                  ACQUISITION
AMOUNT/SHARES ISSUER                                                            DATE       COST     VALUE
-----------------------------------------------------------------------------------------------------------
 $765,361     Atherton Franchise Capital, LP, 13.073%, 12/01/08 ............   4/28/94  $765,361   $470,697
    3,000     Poland Telecom Finance, wts., 144A, 12/01/07 .................  11/24/97    18,000        --
                                                                                                   --------
              TOTAL RESTRICTED SECURITIES (.35% of Net Assets) .............                       $470,697
                                                                                                   ========


10. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees or may represent the Funds in certain corporate restructuring negotiations. Currently the Fund's Manager serves in one or more of these capacities for Century Communications and Key3Media. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(REGISTRATION MARK) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

Franklin Templeton Investments


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & Income
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust6
Franklin Short-Intermediate
 U.S. Government Securities Fund5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund5
Franklin Federal Money Fund5,7
Franklin Money Fund5,7

TAX-FREE INCOME8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund9
Tax-Exempt Money Fund5,7

STATE-SPECIFIC
TAX-FREE INCOME8
Alabama
Arizona
California10
Colorado
Connecticut
Florida10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts9
Michigan9
Minnesota9
Missouri
New Jersey
New York10
North Carolina
Ohio9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable
Insurance Products Trust11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           12/02

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FRANKLIN TEMPLETON LOGO ART

FRANKLIN(R)TEMPLETON(R)INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



SEMIANNUAL REPORT
FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.
1-800/DIAL BEN(REGISTRATION MARK)

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDENTURE TRUSTEE
Shawmut Bank, N.A.
One Federal Street
Boston, MA 02110
1-617/292-2000


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FUT S2003 04/03


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RECYCLE LOGO ART